UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2015

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

333-198073	02-0692322
(Commission File Number)	(IRS Employer Identification No.)

12744 San Fernando Road, Building 3 Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On May 7, 2015, the Company issued a press release announcing entry into a distribution agreement with Gulf Medical Co. Ltd, a corporation based in The Kingdom of Saudi Arabia, pursuant to which Gulf Medical will be in charge of executing in-country management of all aspects of Second Sight’s technology, including programming, importation, supply and surgical support of the Company’s products in Saudi Arabia. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Exhibit No.	Description

99.1	Press Release issued May 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2015

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ Thomas B. Miller
By: Thomas B. Miller
Chief Financial Officer

-2-